UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Agreement.

On May 11, 2017, InfuSystem Holdings, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into a limited waiver (the “Waiver”) with JPMorgan Chase Bank, N.A. (the “Lender”) under that certain Credit Agreement, dated as of March 23, 2015 (the “Credit Agreement”), by and among the Company, certain of the Company’s subsidiaries and the Lender. Pursuant to the Waiver, the Lender agreed to waive the event of default resulting from the Company’s failure to comply with the leverage ratio covenant described in Section 6.12(a) of the Credit Agreement for the quarter ended March 31, 2017.

Except as expressly provided in the Waiver, the terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description of the Waiver and the Credit Agreement is only a summary of, and does not purport to be a complete statement of, the Waiver and the Credit Agreement and the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Waiver, which is attached as Exhibit 10.1 to this report and incorporated herein by this reference, and to the full text of the Credit Agreement, which has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition

On May 11, 2017, InfuSystem Holdings, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2017. A copy of the press release is furnished as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Waiver, dated May 11, 2017, by and among InfuSystem Holdings, Inc., certain of its subsidiaries and JPMorgan Chase Bank, N.A.

99.1	Press Release of InfuSystem Holdings, Inc. dated May 11, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Trent N. Smith
Trent N. Smith
Chief Accounting Officer

Dated: May 11, 2017

Index to Exhibits

Exhibit No.	Description

Exhibit 10.1	Waiver, dated May 11, 2017, by and among InfuSystem Holdings, Inc., certain of its subsidiaries and JPMorgan Chase Bank, N.A.

Exhibit 99.1	Press Release of InfuSystem Holdings, Inc. dated May 11, 2017.